                                UNUM CORPORATION
                          [INSERT TITLE OF SECURITIES]

                             UNDERWRITING AGREEMENT

                                                                    July  , 1996

GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, NEW YORK 10004


Dear Sirs:

     From time to time UNUM Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain [shares] of its [debt securities] [[common] [preferred] stock] [warrants] (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities" and together with any Optional Securities, as defined below, the "Designated Securities"), less the [principal amount] [number] of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto [IF DEBT SECURITIES--and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement] [IF PREFERRED STOCK--and in or pursuant to the resolution or resolutions of the board of directors of the Company or a committee thereof or by duly authorized officers of the Company identified in such Pricing Agreement and set forth in a certificate of incorporation, as amended, including the applicable Certificate of Designations to be filed with the Secretary of State of the State of Delaware identified in such Pricing Agreement] [IF WARRANTS--and in or pursuant to the Warrant Agreement identified in such Pricing Agreement].

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement with respect to Designated Securities shall be substantially in the form attached hereto as Annex I and shall specify the names of the Underwriters of such Designated Securities, the names of the Representatives, if any, of such Underwriters, the [INSERT IF DEBT SECURITIES--principal amount of] [INSERT IF COMMON OR PREFERRED STOCK--aggregate number of] Firm Securities and the [INSERT IF DEBT SECURITIES--principal amount of] [INSERT IF COMMON OR PREFERRED STOCK--maximum number of] Optional Securities, if any, to be purchased by each Underwriter and the commission, if any, payable to the Underwriter with respect thereto, whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof), the purchase price to the Underwriters of such Designated Securities, the nature of the funds to be delivered by the Underwriters [and][ , ] the initial public offering price or the manner of determining such price, if any [IF DEBT SECURITIES, INSERT--, including, interest rates, if any, maturity, whether such Securities will be convertible at the option of the holder thereof into [shares of the Company's Common Stock, par value $.10 per share (the "Common Stock")] [INSERT DESCRIPTION OF OTHER SECURITIES INTO WHICH CONVERTIBLE], any conversion rates or price(s), whether warrants shall be attached to such Debt Securities, any redemption provisions and any sinking fund requirements] [IF PREFERRED STOCK, INSERT--, annual dividend rates, sinking fund provisions, if any, whether such Securities will be convertible at the option of the holder thereof into shares of the Company's Common Stock]. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts, and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted). The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  Two registration statements on Form S-3 (No. 33-69132 and No.
     333-       ), including a prospectus for use in connection with the
     Designated Securities pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), in respect of the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE OR ARE EXCHANGEABLE FOR] issuable upon conversion or exercise of or exchange of the Securities] have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives for each of the other Underwriters and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectuses contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; such prospectus included for use in connection with the Securities pursuant to Rule 429 under the Act meets the requirements of the Act and the rules and regulations thereunder for use of such prospectus in connection with the Securities; and no stop order suspending the effectiveness of either of such registration statements, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus;" the various parts of such registration statements and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectuses contained in such registration statements and the Rule 462(b) Registration Statement, if any, at the time such part of such registration statements or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective but excluding Form T-1, each as amended at the time such part of the registration statements or such part of the Rule 462(b) Registration Statement, if any, became effective and at the time each incorporated document was filed with the Commission is hereinafter called the "Registration Statement;" the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration

     Statement or the Prospectus will conform, in all material respects to the requirements of the Act [IF DEBT SECURITIES, INSERT--, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act")] and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except for any jurisdiction where failure to so qualify will not have a material adverse effect on the Company; and each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

          (g) [INSERT IF DEBT SECURITIES--The Firm Securities and any Optional Securities have been duly and validly authorized, and, when the Firm Securities are issued and delivered pursuant to this Agreement, and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, and in the case of any Optional Securities pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;]

          [(-) INSERT IF COMMON STOCK--The Firm Securities and any Optional Securities have been duly and validly authorized and, when the Firm Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, and in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, and in the case of any Optional Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and nonassessable; and the Designated Securities conform to the description thereof contained in the Registration Statement and will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.]

          [(-) INSERT IF PREFERRED STOCK--The Firm Securities and any Optional Securities have been duly and validly authorized and, when the Firm Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, and in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, and in the case of any Optional Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the applicable certificate of designations filed under Section 151 of the General Corporation Law of the State of Delaware (the "Certificate of Designations") and which will be timely filed; the Designated Securities will conform to the description thereof in the Prospectus as amended or supplemented with respect to such Designated Securities.]

          [(-) INSERT IF WARRANTS--The Firm Securities and any Optional Securities have been duly and validly authorized and, when the Firm Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, and in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, and in the case of any Optional Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities and duly executed by the proper officers of the Company and authenticated by the Warrant Agent under the Warrant Agreement, such Designated Securities will be duly and validly issued and will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights generally, and (2) general equity principles; such Designated Securities will be entitled to the benefits provided by the related Warrant Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; and each Warrant Agreement has been duly authorized and, at the Time of Delivery (as defined in Section 4 hereof), such Warrant Agreement will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Warrant Agreement will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Designated Securities. [IF WARRANTS ARE EXERCISABLE FOR DEBT

     SECURITIES, INSERT--, The Debt Securities initially issuable upon exercise thereof have been duly and validly authorized, and when executed, authenticated, issued and delivered in accordance with the Warrant Agreement and the Indenture, upon exercise of the Designated Securities in accordance with the terms of the Warrant Agreement and at the price therein provided for, will have been duly executed, authenticated, issued and delivered and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the related Indenture which will be substantially in the form filed as an exhibit to the Registration Statement; such Indenture has been duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debt Securities, the Designated Securities and the Indenture will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR PREFERRED STOCK, INSERT--, The Preferred Stock initially issuable upon exercise thereof has been duly and validly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly and validly issued, fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the applicable certificate of designations (the "Certificate of Designations") which will be timely filed under Section 151 of the General Corporation Law of the State of Delaware; and the Preferred Stock will conform to the description thereof in the Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR COMMON STOCK, INSERT--, The Common Stock initially issuable upon exercise thereof has been duly and validly authorized and reserved for issuance upon such exercise, and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly and validly issued, fully paid and nonassessable; and the Common Stock conforms to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.]]

          [INSERT IF DESIGNATED SECURITIES ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK--The shares of Common Stock issuable upon [conversion] [exchange] of such Designated Securities have been duly and validly authorized and reserved for issuance upon such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be duly and validly issued and will be fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to such Common Stock issuable upon [conversion] [exchange] of such Designated Securities; and such shares of Common Stock conform to the description of the Common Stock contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.]

          (h) The issue and sale of the Securities and any Securities of the Company issuable upon conversion, exchange or exercise of the Securities and the compliance by the Company with all of the provisions of the Securities, [the Indenture,] [,the Warrant Agreement,] each of the Delayed Delivery Contracts, this Agreement and any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and any Securities of the Company issuable upon conversion, exchange or exercise of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, [or the Indenture] [,the Warrant Agreement,] or any Delayed Delivery Contract except such as have been, or will have been prior to the Time of Delivery, obtained under the Act [and the Trust Indenture Act] and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and any Securities of the Company issuable upon conversion, exchange, or exercise of the Securities by the Underwriters;

          (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (j) Coopers & Lybrand L.L.P., who have audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (k) The Company and its subsidiaries which are engaged in the insurance business are, in all material respects, in compliance with, and conduct, in all material respects, their respective businesses in conformity with, all applicable insurance laws and regulations; and no order preventing or suspending the use of the Prospectus or any Preliminary Prospectus has been issued or threatened by the Superintendent of the Maine Bureau of Insurance; and

          (l) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Firm Securities, the several Underwriters propose to offer such Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to [INSERT IF DEBT SECURITIES--the aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--the number of], Optional Securities set forth in such Pricing Agreement, at the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth [INSERT IF DEBT SECURITIES--the aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS-
- -the aggregate number of], Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The [INSERT IF DEBT SECURITIES--aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number of] Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, [INSERT IF DEBT SECURITIES--the aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--the number of] Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, [INSERT IF DEBT SECURITIES--the aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--the number of] Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which [INSERT IF DEBT SECURITIES--the aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS-
- -the number of] Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate [INSERT IF DEBT SECURITIES--aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number of] of Firm Securities [(rounded as the Representatives may determine to the nearest 100 shares)]. The total [INSERT IF DEBT SECURITIES--aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number of] Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate [INSERT IF DEBT SECURITIES--aggregate principal amount of] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number of] Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Securities which the Underwriters elect to purchase.

     The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

     The [INSERT IF DEBT SECURITIES--aggregate principal amount][INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Contract Securities to be deducted from the [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of the Designated Securities (rounded as the Representatives may determine). The total [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Designated Securities set forth in Schedule I to such Pricing Agreement less the [INSERT IF DEBT SECURITIES--principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the [INSERT IF DEBT SECURITIES--aggregate principal amount] [INSERT IF COMMON OR PREFERRED STOCK OR WARRANTS--number] of Contract Securities.

     4. Certificates for the Firm Securities and the Optional Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by the method specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery." "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters funds payable to the order of the party designated, and in the method specified, in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

     5.   The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which amendment or supplement shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities], of the suspension of the qualification of such Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion or exercise of or exchange of the Designated Securities] for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE OR ARE EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities] for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE OR ARE EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities], provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement, and thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, [or] the Exchange Act [or the Trust Indenture Act], to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) [INSERT IF DEBT SECURITIES--During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of the Pricing Agreement) which are substantially similar to the Designated Securities and which mature more than one year after the related Time of Delivery [or to the--[INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities], without your prior written consent.]

          [(f) INSERT IF THE DESIGNATED SECURITIES ARE CONVERTIBLE INTO COMMON STOCK--To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Designated Securities.]

          [(g) INSERT IF REQUIRED BY THE APPLICABLE PRICING AGREEMENT--To use its best efforts to list, subject to notice of issuance, the Designated Securities [and shares of Common Stock issuable upon conversion of the Designated Securities] on the New York Stock Exchange or such other exchange on which the Company's Common Stock is then listed.]

          [(h)]     If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Warrant Agreement, any Delayed Delivery Contracts, and Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities]; (iii) all expenses in connection with the qualification of the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities] for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities]; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Designated Securities]; (vii) the fees and expenses of any Trustee, any Warrant Agent, any Registrar, any Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and any agent of any Trustee, Warrant Agent, Registrar, Transfer Agent, Dividend Disbursing Agent, or Calculation Agent and the fees and disbursements of counsel for any such persons in connection with any Indenture, any Warrant Agent Agreement, any Calculation Agent Agreement and the Securities; and

(viii) all other costs and expenses incident to the performance of the Company's obligations hereunder and under any Over-allotment Options and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of [the Indenture,] [,the Warrant Agreement,] the Designated Securities [and any Securities issuable upon conversion, exchange or exercise of the Designated Securities], the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

              (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

             (iii) The Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the business conducted by it requires such qualification or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of this opinion, will not result in liabilities material to the business of the Company;

              (iv) Each subsidiary of the Company has been duly organized, and is subsisting and in good standing as a corporation under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and, to the best knowledge of such counsel, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

             (vii) [(-) INSERT IF DEBT SECURITIES--The Designated Securities have been duly authorized, by requisite corporate action on the part of the Company, and the Designated Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that the enforcement thereof may be limited by
          (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) INSERT IF COMMON STOCK--The Designated Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and in the Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) INSERT IF PREFERRED STOCK--The Designated Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the Certificate of Designations; the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) The Certificate of Designations has been filed with the Secretary of State of the State of Delaware in accordance with Delaware General Corporation Law.]

               [(-) INSERT IF WARRANTS--The Designated Securities have been duly authorized, executed and delivered by the Company and, assuming due countersignature thereof by the Warrant Agent, such Designated Securities constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (including the terms of the Warrant Agreement), except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Designated Securities and the Warrant Agreement conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities. [IF WARRANTS ARE EXERCISABLE FOR DEBT SECURITIES, INSERT--, The Debt Securities initially issuable upon exercise thereof have been duly authorized, and when executed, authenticated, issued and delivered in accordance with the Warrant Agreement and the Indenture, upon exercise of the Designated Securities in accordance with the terms of the Warrant Agreement and at the price therein provided for, will have been duly executed, authenticated, issued and delivered and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and entitled to the benefits provided by the related Indenture which is substantially in the form filed as an exhibit to the Registration Statement; and the Debt Securities, the Designated Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR PREFERRED STOCK, INSERT--, The Preferred Stock initially issuable upon exercise thereof has been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly authorized and issued and will be fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the Certificate of Designations; and the Preferred Stock conforms in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR COMMON STOCK, INSERT--, The Common Stock initially issuable upon exercise thereof has been duly authorized and reserved for issuance upon such exercise, and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly authorized and issued and will be fully paid and nonassessable; and the Common Stock conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the Designated Securities will conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]]

               [INSERT IF DESIGNATED SECURITIES ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK--The shares of Common Stock issuable upon [conversion] [exchange] of such Designated Securities in accordance with the terms of the Indenture and the Designated Securities have been duly authorized and reserved for issuance upon such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be duly authorized and validly issued and will be fully paid and non-assessable; the stockholders of the Company have no preemptive rights with respect to such Common Stock issuable upon [conversion] [exchange] of such Designated Securities; and such shares of Common Stock conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus and the Designated Securities will conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

            (viii) [IF DEBT SECURITIES OR WARRANTS--INSERT AS APPLICABLE--The [Indenture] [Warrant Agreement] has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; [If Debt Securities-and the Indenture has been duly qualified under the Trust Indenture Act;]

               [INSERT IF DESIGNATED SECURITIES ARE COVERED BY DELAYED DELIVERY CONTRACTS--The Contract Securities when [INSERT IF DEBT SECURITIES OR WARRANTS--authenticated, executed,] issued and delivered pursuant to the [INSERT IF DEBT SECURITIES--Indenture and] [INSERT IF WARRANTS-- Warrant Agreement and] the Delayed Delivery Contracts and paid for in accordance with the Delayed Delivery Contracts [INSERT IF COMMON OR PREFERRED--will be duly authorized, fully paid and non-assessable,] [INSERT IF DEBT SECURITIES OR WARRANTS--will constitute valid and binding obligations of the Company [INSERT IF DEBT SECURITIES-- entitled to the benefits provided by the Indenture], [INSERT IF DEBT SECURITIES OR WARRANTS--and enforceable in accordance with their terms, [INSERT IF WARRANTS--(including the terms of the Warrant Agreement)], except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and the Designated Securities [INSERT IF DEBT SECURITIES--and the Indenture] [INSERT IF WARRANTS--and the Warrant Agreement] conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Securities.

              (ix) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, [the Indenture,] [the Warrant Agreement,] each of the Delayed Delivery Contracts, if any, any Over-allotment Options, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities [and any [shares of Common Stock] [INSERT OTHER SECURITIES INTO WHICH CONVERTIBLE, EXERCISABLE OR EXCHANGEABLE FOR] issuable upon conversion, exercise or exchange of the Securities] or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any of such Delayed Delivery Contracts or any Over-allotment Options, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

              (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

             (xii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and [If Debt Securities-the Trust Indenture Act] and the rules and regulations thereunder; and

            (xiii) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Delayed Delivery Contracts have been duly authorized, executed and delivered by the purchaser named therein, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented.

          In addition, such counsel shall state that he has no reason to believe that, as of its effective date, the Registration

     Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and he shall state that he does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

          (d) Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) [IF DEBT SECURITIES OR WARRANTS--INSERT AS APPLICABLE--The [Indenture] [Warrant Agreement] has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units.

               [(-) INSERT IF DEBT SECURITIES--The sale and issuance of the Designated Securities have been duly authorized by requisite corporate action on the part of the Company, and the Designated Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by
          (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) INSERT IF COMMON STOCK--The Designated Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) INSERT IF PREFERRED STOCK--The Designated Securities have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the Certificate of Designations; the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [(-) The Certificate of Designations has been filed with the Secretary of State of the State of Delaware in accordance with Delaware General Corporation Law.]

               [(-) INSERT IF WARRANTS--The Designated Securities have been duly authorized, executed and delivered by the Company and, assuming due countersignature thereof by the Warrant Agent, such Designated Securities will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (including the terms of the Warrant Agreement), except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Designated Securities and the Warrant Agreement conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities. [IF WARRANTS ARE EXERCISABLE FOR DEBT SECURITIES, INSERT--, The Debt Securities initially issuable upon exercise thereof have been duly authorized, and when executed, authenticated, issued and delivered in accordance with the Warrant Agreement and the Indenture, upon exercise of the Designated Securities in accordance with the terms of the Warrant Agreement and upon payment of the exercise price therefor in accordance with the terms of the Warrant Agreement, will have been duly executed, authenticated, issued and delivered and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and entitled to the benefit of the related Indenture which is substantially in the form filed as an exhibit to the Registration Statement; and the Debt Securities, the Designated Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR PREFERRED STOCK, INSERT--, The Preferred Stock initially issuable upon exercise thereof has been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and upon payment of the exercise price therefor in accordance with the terms of the Warrant Agreement, will be duly authorized and issued and will be fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the Certificate of Designations; and the Preferred Stock conforms in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.] [IF WARRANTS ARE EXERCISABLE FOR COMMON STOCK, INSERT--, The Common Stock initially issuable upon exercise thereof has been duly authorized and reserved for issuance upon such exercise, and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and upon payment of the exercise price therefor in accordance with the terms of the Warrant Agreement, will be duly authorized and issued and will be fully paid and nonassessable; and the Common Stock conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the Designated Securities will conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]]

               [INSERT IF DESIGNATED SECURITIES ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK--The shares of Common Stock issuable upon [conversion] [exchange] of such Designated Securities in accordance with the terms of the Indenture and the Designated Securities have been duly authorized and reserved for issuance upon such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be duly authorized and issued and will be fully paid and nonassessable; the stockholders of the Company have no preemptive rights under the Company's Certificate of Incorporation or Delaware General Corporation Law with respect to such Common Stock issuable upon [conversion] [exchange] of such Designated Securities; and such shares of Common Stock conform in all material respects to the description of the Common Stock contained in the Registration Statement and Prospectus and the Designated Securities will conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.]

               [INSERT IF DESIGNATED SECURITIES ARE COVERED BY DELAYED DELIVERY CONTRACTS--The Contract Securities when [INSERT IF DEBT SECURITIES OR WARRANTS--authenticated, executed,] issued and delivered pursuant to the [INSERT IF DEBT SECURITIES--Indenture and] [INSERT IF WARRANTS-- Warrant Agreement and] the Delayed Delivery Contracts and paid for in accordance with the Delayed Delivery Contracts [INSERT IF COMMON OR PREFERRED--will be duly authorized, fully paid and nonassessable,] [INSERT IF DEBT SECURITIES OR WARRANTS--will constitute valid and binding obligations of the Company [INSERT IF DEBT SECURITIES-- entitled to the benefits provided by the Indenture], [INSERT IF DEBT SECURITIES OR WARRANTS--and enforceable against the Company in accordance with their terms [INSERT IF WARRANTS--(including the terms of the Warrant Agreement)], except to the extent that enforcement, thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units;] and the Designated Securities [INSERT IF DEBT SECURITIES--and the Indenture] [INSERT IF WARRANTS-- and the Warrant Agreement] conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Securities.

               (ii) Assuming the due authorization, execution and delivery of any Delayed Delivery Contract by the purchaser named therein, such Contract will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (e) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, Coopers & Lybrand L.L.P. shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given or incorporated by reference in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York state authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or the Optional Securities, or both, on the terms and in the manner contemplated by the Prospectus as amended or supplemented; and

          (i) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of each Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to each Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Firm Securities or Optional Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Securities or Optional Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Firm Securities or Optional Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Securities or Optional Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Firm Securities or Optional Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate [number] [principal amount] of such Firm Securities or Optional Securities, as the case may be, which remains unpurchased does not exceed one-eleventh of the aggregate [principal amount] of the Firm Securities or Optional Securities, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the [number] [principal amount] of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the [number] [principal amount] of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate [number] [principal amount] of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate [number] [principal amount] of the Firm Securities or Optional Securities, as the case may be, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement;
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                   Very truly yours,

                                   UNUM Corporation


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                                                         ANNEX I

                                PRICING AGREEMENT

Goldman, Sachs & Co.,
     As Representatives of the several
     Underwriters named in Schedule I hereto
85 Broad Street,
New York, New York 10004

                                                               .........., 199 .

Dear Sirs:

     UNUM Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated .........., 199 . (the "Underwriting Agreement"), to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities") [consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase]. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in
Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the [principal amount] [number] of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set out in Schedule II hereto that portion of [the number] [the principal amount] of Optional Securities as to which such election shall have been exercised], less the [number] [principal amount] of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II].

     [The Company hereby grants to each of the Underwriters the right to purchase at their election up to [the principal amount] [the number] of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the [aggregate number] [aggregate principal amount] of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

     If the foregoing is in accordance with your understanding, please sign and return to us __ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                   Very truly yours,

                                   UNUM Corporation


                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

- --------------------------------------------------------------------------------
                             (Goldman, Sachs & Co.)
                      On behalf of each of the Underwriters

                                                                        ANNEX II

     Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

        (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

         (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) above there were any decreases in consolidated net revenues or any material decrease in operating profit or any material decrease in the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                                       ANNEX III

                            DELAYED DELIVERY CONTRACT


UNUM Corporation
2211 Congress Street
Portland, Maine 04122

Attention

                                                                          , 199

Dear Sirs:

     The undersigned hereby agrees to purchase from UNUM Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                                        $

principal amount of the Company's debt securities (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated
199 , as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below, and on the further terms and conditions set forth in this contract.

     The undersigned will purchase the Designated Securities from the Company on
           , 199  (the "Delivery Date") and interest on the Designated
Securities so purchased will accrue from              , 199 .

     The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                                    PRINCIPAL                  DATE FROM WHICH
   DELIVERY DATE                     AMOUNT                    INTEREST ACCRUES
   -------------                 ---------------               ----------------

           , 19                  $                                      , 19
           , 19                  $                                      , 19

EACH SUCH DATE ON WHICH DESIGNATED SECURITIES ARE TO BE PURCHASED HEREUNDER IS HEREINAFTER REFERRED TO AS A "DELIVERY DATE."

     Payment for the Designated Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by
certified or official bank check in       Clearing House funds at the office of
        , or by wire transfer to a bank account specified by the

Company, on such Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Designated Securities on each Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on such Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

     The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

     The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                   Very truly yours,

                                   -----------------------------------------


                                   By:
                                      --------------------------------------
                                        (Authorized Signature)
                                   Name:
                                   Title:

                                   -----------------------------------------
                                                (Address)

Accepted:              , 199

UNUM CORPORATION

By
  ---------------------------
  Name:
  Title:

                                   SCHEDULE I

                                                                  [MAXIMUM
                                                [NUMBER]          [NUMBER]
                                               [PRINCIPAL        [PRINCIPAL
                                               AMOUNT] OF        AMOUNT] OF
                                                 [FIRM]           OPTIONAL
                                               SECURITIES        SECURITIES
                                                 TO BE           WHICH MAY
              UNDERWRITER                      PURCHASED        BE PURCHASED
              -----------                      ---------        ------------

Goldman, Sachs & Co.  . . . . . . . .      $
Names of other Underwriters . . . . .      $










                                            -----------
     Total  . . . . . . . . . . . . .      $
                                            -----------
                                            -----------

                                   SCHEDULE II

[INSERT IF DEBT SECURITIES--

TITLE OF DESIGNATED SECURITIES:

     [ %] [Floating Rate] [Zero Coupon] [Notes] [Convertible Subordinated]
          [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

     [$]

[PRINCIPAL AMOUNT OF FIRM SECURITIES:]

[PRINCIPAL AMOUNT OF OPTIONAL SECURITIES:]

PRICE TO PUBLIC:

     % of the principal amount of the Designated Securities, plus accrued
       interest from        to        [and accrued amortization, if any, from
             to     ]

PURCHASE PRICE BY UNDERWRITERS:

     % of principal amount of the Designated Securities[, plus accrued interest
       from      to      [and accrued amortization, if any, from      to     ]]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     [Same-Day funds]

INDENTURE:

     Indenture dated     , 19 , between the Company and     , as Trustee

MATURITY:



INTEREST RATE:

     [ %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

     [months and dates]

COVENANTS:

REDEMPTION PROVISIONS:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of
[$]      or an integral multiple thereof.

     [on or after       ,      at the following redemption prices (expressed in
percentages of principal amount). If [redeemed on or before        ,  %, and if]
redeemed during the 12-month period beginning     .

                                             Redemption
                  Year                          Price
                  ----                       ----------


     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after     ,    , at the
election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

SINKING FUND PROVISIONS:

     [No sinking fund provisions]

     [The designated Securities are entitled to the benefit of a sinking fund to
retire [$]     principal amount of Designated Securities on      in each of the
years    through      at 100% of their principal amount plus accrued interest]
[, together with [cumulative] [noncumulative] redemptions at the option of the
Company to retire an additional [$]    principal amount of Designated Securities
in the years    through    at 100% of their principal amount plus accrued
interest].

[SECURITIES INTO WHICH CONVERTIBLE OR EXCHANGEABLE]

     [Conversion Price]

[IF SECURITIES MAY BE PUT TO THE ISSUER BY HOLDERS, INSERT--

EXTENDABLE PROVISIONS:

     Securities are repayable on      ,      [insert date and years], at the
option of the holder, at their principal amount with accrued interest.

[IF SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT--

FLOATING RATE PROVISIONS:

     Initial annual interest rate will be  % through      [and thereafter will
be adjusted [monthly] [on each    ,    ,     and    ] [to an annual rate of  %
above the average rate for    -year [month] [securities] [certificates of
deposit] issued by      and     [insert names of banks].] [and the annual
interest rate [thereafter] [from      through    ] will be the interest yield
equivalent of the weekly average per annum market discount rate for    -month
Treasury bills plus % of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate
for    -month Treasury bills); [from     and thereafter the rate will be the
then current interest yield equivalent plus  % of Interest Differential].]

DEFEASANCE PROVISIONS:

[INSERT IF PREFERRED STOCK--

Title:      .

[Number of Firm Securities:]

[Number of Optional Securities:]

Purchase Price to public (include accrued dividends, if any): $    per share of
Preferred Stock

Purchase Price to Underwriters (include accrued dividends, if any): $    per
share of Preferred Stock

Liquidation preference: $    per share of Preferred Stock

Annual Dividend:   % of liquidation preference, payable [annually]
[semi-annually] [quarterly] on [    ,     ] [     and]     ,      commencing

[Conversion rate:     .]

[Sinking fund provisions: [None] [    ].]

[Redemption provisions: [None] [    ].]

[Other provisions*:]]

[Insert if Common Stock--

[Number of Firm Securities:]

[Number of Optional Securities:]

Purchase price per share to the public: $    per share [Formula].

Purchase price per share to the Underwriters: $    per share.] [Formula]

[Commission Payable to Underwriters: $    per share]


VOTING RIGHTS:



[INSERT IF WARRANTS--

Title:      .

Number:      .

Securities issuable upon exercise of one Warrant:    .

Warrant exercise price: $    per Warrant.

Date after which Warrants are exercisable:     ,     .

Expiration Date:      ,    .

Warrant Agent:

[Other Provisions*:]]

TIME OF DELIVERY:


CLOSING LOCATION:


DELAYED DELIVERY:

     [None] [Underwriters' commission shall be . .% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of . . . .]

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:   Goldman, Sachs & Co.

     Address for Notices, etc.:    85 Broad Street
                                   New York, New York 10004.


[BLACKOUT PROVISIONS IF OTHER THAN DEBT SECURITIES--

     During the period beginning from the date hereof and continuing to and including the date [ ] [days] [years] after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of the Pricing Agreement) which are substantially similar to the Designated Securities [or the] [Common Stock] [insert other securities into which convertible, exercisable or exchangeable for] issuable upon conversion, exercise or exchange of the Designated Securities, without your prior written consent].


[OTHER TERMS*]:

[Specified Funds For Payment of Purchase price:]

     * A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.


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